Item 1: Report to Shareholders

Small-Cap Value Fund	June 30, 2005

The views and opinions in this report were current as of June 30, 2005. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act of 2002, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

REPORTS ON THE WEB

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Fellow Shareholders

In recent letters, I noted the remarkable run that small-cap value stocks enjoyed during 2003 and 2004. As might have been expected, this run slowed to a walk in the first six months of this year. What was surprising, perhaps, was that small-cap stocks endured only a minor correction before regaining momentum in the spring. Moreover, investors did not repeat past patterns of favoring growth-oriented companies as the economic expansion matured. Further, while large-cap stocks did begin to perform better in relation to smaller shares, the trend was hardly decisive. Indeed, small-cap value stocks led the market once again in the second quarter.

The Small-Cap Value Fund gained 0.67% over the past six months and 14.57% over the past year. (Returns for Advisor Class shares will vary due to their different fee structure.) As shown in the table, the fund surpassed its Russell benchmark over both periods. It lagged one measure of comparable funds, the Lipper Small-Cap Value Funds Index, over the six-month period, but it otherwise bested its competitor benchmarks as well. The fund’s long-term performance still places it well into the top quartile of the Lipper Small-Cap Core Funds category for the 1-, 3-, 5-, and 10-year periods ended June 30, 2005. (Based on total return, Lipper ranked the Small-Cap Value Fund 117 out of 596, 92 out of 476, 17 out of 332, and 13 out of 97 small-cap core funds for the 1-, 3-, 5-, and 10-year periods ended June 30, 2005, respectively. Results will vary for other time periods. Past performance cannot guarantee future results. Although Lipper classifies the portfolio as “Small-Cap Core,” we favor comparisons with the Small-Cap Value Funds category, which is more compatible with our investment style and objective.)

PERFORMANCE COMPARISON

Periods Ended 6/30/05	6 Months	12 Months
Small-Cap Value Fund	0.67%	14.57%
Small-Cap Value Fund–
Advisor Class	0.59	14.35
Russell 2000 Index	-1.25	9.45
Lipper Small-Cap Core
Funds Index	-0.16	9.67
Lipper Small-Cap Value
Funds Index	1.33	13.52
S&P 500 Stock Index	-0.81	6.32

MARKET ENVIRONMENT

The stock market ended roughly where it started over the six months ended in June. In the first few months of the year, the market struggled against rising short-term interest rates, which were guided higher by a Federal Reserve intent on removing its “accommodative” stance. Record oil prices also concerned investors, who worried that profit margins might be pinched as businesses paid more for transportation and other energy inputs.

The markets managed to rally in May and June, however, and small-cap value shares were particularly strong. Investors began to suspect that the Fed was at least nearing the end of its program of interest rate hikes. Despite high oil prices, the economic expansion seemed to remain on track as well. The housing sector stayed red hot, and shares of homebuilders and real estate investment trusts (REITs), which are well represented in the value indices, moved substantially higher.

SMALL-CAP VALUE VS. GROWTH

Periods Ended 6/30/05	3 Months	6 Months	12 Months	5 Years*	10 Years*
S&P 500 Stock Index	1.36%	-0.81%	6.32%	-2.37%	9.94%
Russell 2000 Value Index	5.08	0.90	14.39	16.12	13.89
Russell 2000 Growth Index	3.48	-3.58	4.29	-4.51	5.16
* Average annual returns

PORTFOLIO ACTIVITY

Stocks rarely move up and down in concert, of course, but the past six months were particularly notable for the disparate performance of various market sectors. We take care to maintain a diversified portfolio, which serves to protect us from the worst of the market’s downdrafts.

Once again, investors favored energy stocks as the prices of oil and natural gas rose to or near record highs. Our oil and gas holdings, such as Forest Oil and Whiting Petroleum, enjoyed higher prices for their output. Along with their giant competitors, these producers, in turn, drove up demand for energy equipment and services. Lone Star Technologies, which supplies drill pipe for oil and gas wells, was one of our top performers. (Please refer to the portfolio of investments for a complete listing of the fund’s holdings and the amount each represents of the portfolio.)

We benefited from the vibrant housing sector in several ways. Building Materials Holding is a wholesaler of building materials for contractors and is a producer of doors, windows, and other housing components. A new CFO and strategic acquisitions have contributed to a major gain in earnings, which sent the stock soaring, and we reduced our position to lock in gains. Florida Rock Industries has prospered by selling cement, concrete, and other aggregates in the booming real estate markets of Florida and elsewhere on the East Coast, and its stock has prospered commensurately. We also benefited from good results from several real estate-related investments. I note particular success from our investments in Trammell Crow, Gables Residential Trust, and Kilroy Realty.

Faced with higher gas prices, cash-strapped consumers pulled in their horns a bit in 2005, and large retailers such as Wal-Mart felt the impact. But we saw good results from two smaller specialty retailers, Hibbett Sporting Goods and Stein Mart. Interestingly, Stein Mart was able to report improved margins, lower inventories, and fewer markdowns even though its discounted apparel and housewares target many of the same middle-income consumers who have tightened their purse strings. On the other hand, several of our restaurant holdings, which performed nicely in 2004, fared less well over the past six months, as a general slowdown in restaurant sales has taken hold.

An important theme driving our results last year was growing strength in the world economy and the impact it was having on industrials and transportation firms. Several of these stocks retreated in the past several months, even though business conditions remained generally strong. Trucking firm Landstar Systems pulled back substantially, as did chemical and pharmaceutical distribution firm Aceto.

Our bank holdings also underperformed in the period. UCBH, a regional bank with a focus on California’s Chinese immigrant population, was pressured by the combination of rising short-term and falling long-term interest rates, known as a flattening yield curve. The resulting squeeze on net interest margins led to a sharp slowing in UCBH’s growth rate.

Finally, I can’t leave this investment environment discussion without mentioning takeover activity. Through early July, the fund has recorded 11 takeover announcements for companies in the portfolio (or an annualized rate of about 20 companies). This compares to six in 2003 and nine in 2004. The increased pace of mergers seems tied to low interest rates, abundant available debt capital, and spirited competition among both operating companies and financial firms for companies to acquire. Since these acquisitions generally occur substantially above current market prices, the fund benefits immediately on the takeover announcement. We seldom buy stocks counting on a takeover to realize a return on our investment, so when it happens, we consider it the equivalent of “found money,” an unexpected but not unwelcome event.

In terms of purchases and sales, a major theme of the portfolio has been recycling investments at the top end of our capitalization spectrum—those companies worth roughly $3 billion and up—into smaller-capitalization shares. Happily, most of these larger companies have grown to their current size because they have been successful investments. Examples of such sales included Allied Capital, American Capital Strategies, and Ultra Petroleum.

SECTOR DIVERSIFICATION

	Percent of Net Assets
12/31/04		6/30/05
Industrials and Business Services	21.3%	20.6%
Financials	20.6	20.5
Consumer Discretionary	14.2	14.8
Information Technology	9.8	9.0
Energy	6.6	7.8
Materials	8.2	7.7
Health Care	5.1	5.8
Utilities	2.5	3.1
Consumer Staples	1.6	1.9
Telecommunication Services	0.2	0.3
Other and Reserves	9.9	8.5
Total	100.0%	100.0%
Historical weightings reflect current industry/sector classifications.

We continue to cast a wide net looking to replace these winning stocks with attractively valued smaller names in a broad range of industries. We located an attractive initial public offering in Columbia Equity Trust, a REIT in the booming Washington, D.C., market. We initiated a position in Piper Jaffray, the Minneapolis broker, and Unisource Energy, the parent company of electric utility Tucson Electric. We also found opportunities in smaller publicly traded firms such as Nash-Finch Company, a food distributor, and Odyssey Healthcare, a provider of hospice care. We are redoubling our effort to find companies that can be our next generation of winners for the fund, but in the meantime, we have ended up with a higher-than-usual cash position in the portfolio.

OUTLOOK

The first half of 2005 has probably given us a pretty good preview of what the second half of the year will bring: a choppy stock market characterized by false starts. More interest rate increases from the Federal Reserve, international uncertainty, high oil prices, and other factors seem likely to restrain a decisive move upward in equities. I think we’re also likely to see what is known as a “stock picker’s market,” one in which individual stocks, not broad themes, do well. Despite their surprising performance this spring, I still believe small-cap value shares are unlikely to continue to outpace other asset classes. My view stems primarily from the truly outstanding relative results these stocks have provided since early 2000 and from the perspective that small-cap stocks are, at best, fairly valued versus larger companies.

Relative to bonds, however, stocks are the most attractive they have been in two decades. This leads me to suspect that the stock market will enjoy another substantial run upward, whether next winter or at some later time. When such a rally arrives, I expect to be fully invested in the types of companies that have built the fund’s solid track record over the past several years.

Respectfully submitted,

Preston G. Athey
President of the fund and chairman of its Investment Advisory Committee

July 19, 2005

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund’s investment program.

RISKS OF STOCK INVESTING

The fund’s share price can fall because of weakness in the stock markets, a particular industry, or specific holdings. Stock markets can decline for many reasons, including adverse political or economic developments, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the investment manager’s assessment of companies held in a fund may prove incorrect, resulting in losses or poor performance even in rising markets.

GLOSSARY

Lipper indexes: Fund benchmarks that consist of a small number (10 to 30) of the largest mutual funds in a particular category as tracked by Lipper Inc.

Price/earnings ratio (P/E): A valuation measure calculated by dividing the price of a stock by its current or projected earnings per share. This ratio gives investors an idea of how much they are paying for current or future earnings power.

Russell 2000 Index: Consists of the smallest 2,000 companies in the Russell 3000 Index (approximately 98% of the investable U.S. equity market). Performance is reported on a total return basis.

Russell 2000 Growth Index: An index of those firms in the Russell 2000 with higher price-to-book ratios and higher forecasted growth values.

Russell 2000 Value Index: An index of those firms in the Russell 2000 with lower price-to-book ratios and lower forecasted growth values.

S&P 500 Stock Index: An unmanaged index that tracks the stocks of 500 mostly large U.S. companies.

PORTFOLIO HIGHLIGHTS

TWENTY-FIVE LARGEST HOLDINGS
Percent of
Net Assets
6/30/05

Landstar Systems	1.6%
Aaron Rents	1.3
JLG Industries	1.3
ProAssurance	1.3
Kilroy Realty	1.2
East West Bancorp	1.2
Whiting Petroleum	1.0
Raven Industries	1.0
Black Hills	0.9
Carpenter Technology	0.9
Encore Acquisition	0.9
Texas Regional Bancshares	0.9
Florida Rock Industries	0.9
Rare Hospitality International	0.9
Owens & Minor	0.9
First Republic Bank	0.9
TETRA Technologies	0.8
3-D Systems	0.8
Stein Mart	0.8
Forest Oil	0.8
TBC Corp	0.8
iShares Russell 2000 Value	0.8
Dollar Thrifty Auto Group	0.8
Thomas Industries	0.8
Markel	0.8
Total	24.3%

Note: Table excludes investments in the T. Rowe Price Reserve Investment Fund.

MAJOR PORTFOLIO CHANGES
Listed in descending order of size

6 Months Ended 6/30/05

Largest Purchases	Largest Sales

Nash Finch	IXIA
Unisource Energy *	Brown & Brown
Columbia Equity Trust *	Sun Communities
Brooks Automation	Gables Residential Trust
NPS Pharmaceuticals Conv. Bond *	Overnite **
Odyssey Healthcare *	Building Materials Holding
Synagro Technologies *	Transkaryotic Therapies
Piper Jaffray *	Central Parking
Genesee & Wyoming	Merix **
Universal Forest Products	Fisher Communications

*	Position added
**	Position eliminated

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Note: Performance for Advisor Class shares will vary due to the differing fee structure.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

This table shows how each class and its benchmarks would have performed if their actual (or cumulative) returns for the periods shown had been earned at a constant rate.
				Since	Inception
Periods Ended 6/30/05	1 Year	5 Years	10 Years	Inception	Date
Small-Cap Value Fund	14.57%	17.71%	14.54%	–	–
Russell 2000 Index	9.45	5.71	9.90	–	–
Lipper Small-Cap Core
Funds Index	9.67	7.25	11.42	–	–
Small-Cap Value Fund–
Advisor Class	14.35	17.53	–	17.92%	3/31/00
Russell 2000 Index	9.45	5.71	–	4.66	–
Lipper Small-Cap Core
Funds Index	9.67	7.25	–	6.57	–

Current performance may be higher or lower than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will vary, and you may have a gain or loss when you sell your shares. For the most recent month-end performance information, please visit our Web site (troweprice.com) or contact a T. Rowe Price representative at 1-800-225-5132. The performance information shown does not reflect the deduction of a 1% redemption fee on shares held for three months or less. If it did, the performance would be lower.

Average annual total return figures include changes in principal value, reinvested dividends, and capital gain distributions. Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares. When assessing performance, investors should consider both short-and long-term returns.

FUND EXPENSE EXAMPLE

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs such as redemption fees or sales loads and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Please note that the fund has two share classes: The original share class (“investor class”) charges no distribution and service (12b-1) fee. Advisor Class shares are offered only through unaffiliated brokers and other financial intermediaries and charge a 0.25% 12b-1 fee. Each share class is presented separately in the table.

Actual Expenses
The first line of the following table (“Actual”) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (“Hypothetical”) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual small-account maintenance fee of $10, generally for accounts with less than $2,000 ($500 for UGMA/UTMA). The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $25,000 or more, accounts employing automatic investing, and IRAs and other retirement plan accounts that utilize a prototype plan sponsored by T. Rowe Price (although a separate custodial or administrative fee may apply to such accounts). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

T. ROWE PRICE SMALL-CAP VALUE FUND

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	1/1/05	6/30/05	1/1/05 to 6/30/05
Investor Class
Actual	$1,000.00	$1,006.70	$4.28
Hypothetical (assumes 5%
return before expenses)	1,000.00	1,020.53	4.31
Advisor Class
Actual	1,000.00	1,005.90	5.12
Hypothetical (assumes 5%
return before expenses)	1,000.00	1,019.69	5.16

*	Expenses are equal to the fund’s annualized expense ratio for the six-month period, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (181) divided by the days in the year (365) to reflect the half-year period. The annualized expense ratio of the Investor Class was 0.86%, the Advisor Class was 1.03%.

Unaudited

FINANCIAL HIGHLIGHTS	For a share outstanding throughout each period

Investor Class
	6 Months	Year
	Ended	Ended
	6/30/05**	12/31/04	12/31/03	12/31/02	12/31/01	12/31/00
NET ASSET VALUE
Beginning of period	$35.68	$29.39	$21.94	$22.66	$19.14	$17.62

Investment activities
Net investment
income (loss)	0.04	0.16	0.12	0.15	0.17	0.21
Net realized and
unrealized gain (loss)	0.20	7.37	7.86	(0.56)	4.00	3.19

Total from
investment activities	0.24	7.53	7.98	(0.41)	4.17	3.40

Distributions
Net investment income	–	(0.16)	(0.12)	(0.14)	(0.17)	(0.20)
Net realized gain	–	(1.08)	(0.41)	(0.18)	(0.48)	(1.68)

Total distributions	–	(1.24)	(0.53)	(0.32)	(0.65)	(1.88)

Redemption fees
added to paid-in-capital	–	–	–	0.01	–	–

NET ASSET VALUE
End of period	$35.92	$35.68	$29.39	$21.94	$22.66	$19.14

Ratios/Supplemental Data
Total return^	0.67%	25.69%	36.43%	(1.76)%	21.94%	19.77%
Ratio of total expenses to
average net assets	0.86%†	0.86%	0.88%	0.89%	0.89%	0.90%
Ratio of net investment
income (loss) to average
net assets	0.22%†	0.53%	0.48%	0.66%	0.88%	1.06%
Portfolio turnover rate	10.1%†	8.5%	10.3%	12.2%	16.8%	14.4%
Net assets, end of period
(in millions)	$4,454	$4,489	$3,287	$2,395	$2,012	$1,361

^	Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions and payment of no redemption or account fees.

†	Annualized
**	Per share amounts calculated using average shares outstanding method.

The accompanying notes are an integral part of these financial statements.

Advisor Class
	6 Months	Year				3/31/00
	Ended	Ended				Through
	6/30/05**	12/31/04	12/31/03	12/31/02	12/31/01	12/31/00
NET ASSET VALUE
Beginning of period	$35.50	$29.27	$21.86	$22.64	$19.14	$18.23

Investment activities
Net investment
income (loss)	0.01	0.12	0.10	0.14	0.10	0.10
Net realized and
unrealized gain (loss)	0.20	7.31	7.81	(0.60)	4.05	2.69

Total from
investment activities	0.21	7.43	7.91	(0.46)	4.15	2.79

Distributions
Net investment income	–	(0.12)	(0.09)	(0.14)	(0.17)	(0.20)
Net realized gains	–	(1.08)	(0.41)	(0.18)	(0.48)	(1.68)

Total distributions	–	(1.20)	(0.50)	(0.32)	(0.65)	(1.88)

NET ASSET VALUE
End of period	$35.71	$35.50	$29.27	$21.86	$22.64	$19.14

Ratios/Supplemental Data
Total return^	0.59%	25.45%	36.24%	(2.02)%	21.84%	15.77%
Ratio of total expenses to
average net assets	1.03%†	1.03%	1.04%	1.06%	1.05%	0.80%†
Ratio of net investment
income (loss) to average
net assets	0.05%†	0.36%	0.34%	0.64%	0.86%	1.50%†
Portfolio turnover rate	10.1%†	8.5%	10.3%	12.2%	16.8%	14.4%†
Net assets, end of period
(in thousands)	$647,581	$612,195	$307,484	$159,030	$25,296	$1,408

^	Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions and payment of no redemption or account fees.

†	Annualized
**	Per share amounts calculated using average shares outstanding method.

The accompanying notes are an integral part of these financial statements.

Unaudited

PORTFOLIO OF INVESTMENTS (1)	Shares/$ Par	Value
(Cost and value in $ 000s)

COMMON STOCKS 91.0%

CONSUMER DISCRETIONARY 14.6%
Auto Components 0.9%
IMPCO Technologies *†	1,200,000	5,772
Keystone Automotive *	475,000	11,747
R & B *†	900,000	12,636
Shiloh Industries *	225,000	2,756
Strattec Security *†	276,800	15,075
		47,986
Distributors 0.6%
Building Materials Holding	425,000	29,448
		29,448
Diversified Consumer Services 0.1%
Matthews International, Class A	141,800	5,525
		5,525
Hotels, Restaurants & Leisure 3.1%
Applebee's	495,000	13,113
Centerplate, Equity Units †	1,343,500	17,130
Champps Entertainment *†	704,800	5,286
Champps Entertainment, Warrants, 12/15/07 *†	93,809	0
Orient-Express, Class A	950,000	30,086
Rare Hospitality International *	1,489,900	45,397
Ruby Tuesday	975,000	25,252
Steak 'N Shake *	1,075,000	20,017
		156,281
Household Durables 2.0%
Chromcraft Revington *†	644,500	8,797
CSS Industries †	926,300	31,346
Dixie Group, Class A *	375,000	6,604
Skyline †	501,600	20,029
Stanley Furniture †	825,000	20,262
WCI Communities *	540,000	17,296
		104,334
Leisure Equipment & Products 0.6%
SCP Pool	860,000	30,177
		30,177
Media 2.2%
Courier †	945,000	36,297
Fisher Communications *	134,783	6,374
Journal Register *	1,825,000	31,956
Lamar Advertising *	20,000	855
Regent Communications *	1,000,000	5,870
Saga Communications *	1,450,000	20,300
Spanish Broadcasting, Class A *	1,300,000	12,987
		114,639
Multiline Retail 0.1%
Fred's	400,000	6,632
		6,632
Specialty Retail 4.3%
Aaron Rents, Class A †	543,000	12,353
Aaron Rents, Class B †	2,195,300	54,641
Hancock Fabrics †	1,560,000	10,359
Haverty Furniture †	1,035,000	15,297
Hibbett Sporting Goods *	985,000	37,273
S & K Famous Brands *†	300,300	5,135
Stein Mart	1,900,000	41,800
TBC Corp *†	1,500,000	40,695
		217,553
Textiles, Apparel, & Luxury Goods 0.7%
Culp *†	720,100	3,168
Cutter & Buck †	1,000,000	12,900
Madden Steven *†	1,000,000	17,760
		33,828
Total Consumer Discretionary		746,403

CONSUMER STAPLES 1.8%
Beverages 0.3%
Coca-Cola Bottling	275,000	13,899
		13,899
Food & Staples Retailing 0.7%
Casey's General Stores	388,700	7,704
Nash Finch	600,000	22,044
Wild Oats Markets *	825,900	9,457
		39,205
Food Products 0.3%
Boswell	23,000	14,720
Monterey Pasta *†	835,000	2,605
		17,325
Household Products 0.2%
Oil-Dri †	486,600	8,773
		8,773
Tobacco 0.3%
Alliance One International	2,400,000	14,424
		14,424
Total Consumer Staples		93,626

ENERGY 7.8%
Energy Equipment & Services 3.5%
Atwood Oceanics *	300,000	18,468
Carbo Ceramics	200,000	15,792
Geophysique ADR *†	600,000	10,110
Hydril *	315,000	17,120
Lone Star Technologies *	800,000	36,400
TETRA Technologies *†	1,350,000	42,997
Todco, Class A *	1,125,000	28,879
W-H Energy Services *	435,000	10,845
		180,611
Oil, Gas & Consumable Fuels 4.3%
Cimarex Energy *	200,000	7,782
Encore Acquisition *	1,150,000	47,150
Forest Oil *	975,000	40,950
Penn Virginia	840,000	37,523
Ultra Petroleum *	1,070,000	32,485
Whiting Petroleum *	1,400,000	50,834
		216,724
Total Energy		397,335

FINANCIALS 20.5%
Capital Markets 1.3%
Allied Capital	910,000	26,490
American Capital Strategies	380,000	13,722
Capital Southwest	100,045	8,971
Gladstone Capital	100,000	2,340
JMP Holdings, 144A ‡†	233,333	3,500
LaBranche & Co. *	500,000	3,150
Piper Jaffray *	260,000	7,912
Sanders Morris Harris Group	177,100	3,046
		69,131
Commercial Banks 6.5%
Amegy Bancorp	600,000	13,428
Boston Private Financial	400,000	10,080
CoBiz	611,600	11,088
East West Bancorp	1,800,000	60,462
First Financial Fund	650,000	11,784
First Republic Bank †	1,229,100	43,424
GB&T Bancshares	425,000	10,098
Glacier Bancorp	1,012,500	26,457
Preferred Bk La Ca	94,400	3,748
Sandy Spring Bancorp	200,000	7,006
SVB Financial Group *	738,000	35,350
Texas Regional Bancshares, Class A	1,500,000	45,720
UCBH Holdings	1,880,000	30,531
Wintrust Financial	400,000	20,940
		330,116
Diversified Financial Services 0.1%
Hercules Technology Growth *	280,000	3,612
		3,612
Insurance 4.6%
Bristol West Holdings	530,000	9,699
Brown & Brown	80,000	3,595
Hub International	750,000	14,618
KMG America *	700,000	6,958
Markel *	116,000	39,324
MaxRe Capital	1,175,000	26,908
Midland	880,600	30,988
Ohio Casualty	500,000	12,090
ProAssurance *†	1,540,000	64,310
Procentury †	975,000	9,779
Scottish Annuity & Life	550,000	13,332
Seabright Insurance *	250,000	2,858
		234,459
Real Estate 7.4%
Bedford Property Investors, REIT †	1,000,000	23,020
Columbia Equity Trust *†	650,800	9,990
EastGroup Properties, REIT	350,000	14,739
First Potomac Realty Trust, REIT	236,000	5,853
Gables Residential Trust, REIT	750,000	32,422
Glenborough Realty Trust, REIT	775,000	15,957
Innkeepers USA, REIT †	2,018,100	30,150
Kilroy Realty, REIT	1,300,000	61,737
Kite Realty Group Trust, REIT	950,000	14,250
LaSalle Hotel Properties, REIT	925,000	30,349
National Health Realty, REIT †	704,600	13,113
Strategic Hotel Capital, REIT †	1,525,000	27,450
Sun Communities, REIT †	700,000	26,033
Trammell Crow *	1,500,000	36,360
Washington SBI, REIT	1,100,500	34,336
		375,759
Thrifts & Mortgage Finance 0.6%
Net Bank	1,150,000	10,718
Triad Guaranty *	412,300	20,776
		31,494
Total Financials		1,044,571

HEALTH CARE 5.5%
Biotechnology 1.7%
deCode genetics *	710,000	6,667
Diversa *	1,410,000	7,346
Exelixis *	2,012,500	14,953
Inhibitex *†	1,784,112	13,524
Inhibitex, Warrants, 11/10/09 *‡†	211,281	0
Lexicon Genetics *	750,000	3,705
Momenta Pharmaceuticals *	100,000	1,977
Myogen *	350,000	2,446
Myriad Genetics *	600,000	9,390
NPS Pharmaceuticals *	800,000	9,080
Progenics Pharmaceuticals *	140,000	2,920
Sequenom *	450,000	509
Strategic Diagnostics *†	1,019,839	3,498
Transkaryotic Therapies *	250,000	9,145
		85,160
Health Care Equipment & Supplies 1.8%
Analogic	298,000	14,995
Arrow International	906,600	28,921
Atrion †	168,000	12,524
Quidel *†	2,200,000	11,396
Regeneration Technologies *	800,000	5,008
Sonic Innovations *†	1,150,000	5,509
Tripath Imaging *	967,000	8,278
West Pharmaceutical Services	225,000	6,311
		92,942
Health Care Providers & Services 1.5%
Capital Senior Living *†	1,561,500	11,071
National Healthcare	150,100	5,300
Odyssey Healthcare *	700,000	10,094
Owens & Minor	1,400,000	45,290
Radiologix *	283,200	1,204
SRI Surgical Express *†	419,000	2,212
VistaCare, Class A *	15,000	277
		75,448
Pharmaceuticals 0.5%
Bone Care International *	855,000	28,189
		28,189
Total Health Care		281,739

INDUSTRIALS & BUSINESS SERVICES 20.1%
Aerospace & Defense 0.3%
EDO	300,000	8,973
TransTechnology *†	500,000	3,750
		12,723
Air Freight & Logistics 1.0%
Hub Group, Class A *	700,000	17,535
UTi Worldwide	475,000	33,070
		50,605
Airlines 0.3%
Frontier Airlines *	1,475,000	15,237
Midwest Express Holdings *	200,000	478
		15,715
Building Products 1.1%
Ameron International †	503,800	18,842
ElkCorp	705,800	20,150
Quixote	415,232	8,143
Universal Forest Products	240,000	9,948
		57,083
Commercial Services & Supplies 3.2%
American Ecology	315,900	5,655
Casella Waste Systems, Class A *†	1,785,000	21,420
Central Parking	131,000	1,801
FTI Consulting *	1,500,000	31,350
G & K Services, Class A	635,000	23,959
Integrated Water Resources *	200,000	40
McGrath RentCorp †	1,550,000	36,735
RemedyTemp, Class A *†	611,500	5,412
Synagro Technologies *	1,735,000	8,380
Tetra Tech *	1,030,000	13,936
Waste Connections *	450,000	16,780
		165,468
Construction & Engineering 0.5%
Insituform Technologies *†	1,625,000	26,049
		26,049

Electrical Equipment 1.9%
C&D Technologies †	1,600,000	14,704
Franklin Electric	800,000	30,920
Genlyte Group *	603,600	29,419
LSI Industries	500,000	6,970
Woodward Governor	200,000	16,806
		98,819
Industrial Conglomerates 1.0%
Raven Industries †	2,106,500	49,334
		49,334
Machinery 4.5%
3-D Systems *†	1,050,000	25,263
Accuride *	330,000	3,508
Badger Meter †	340,000	14,042
JLG Industries †	2,360,000	64,853
Joy Global	265,000	8,901
K-Tron *†	256,323	7,510
Lydall *†	1,275,000	10,990
Nordson	550,000	18,854
Oshkosh Truck	360,000	28,181
Repower Systems (EUR) *†	400,000	7,952
Thomas Industries †	1,000,000	39,960
		230,014
Marine 1.3%
International Shipholding *†	850,062	12,453
Kirby Corporation *	500,000	22,550
Overseas Shipholding Group	555,000	33,106
		68,109
Road & Rail 3.4%
Dollar Thrifty Auto Group *	1,065,000	40,449
Genesee & Wyoming, Class A *†	1,360,000	37,005
Landstar Systems *	2,750,000	82,830
Transport Corp of America *†	349,700	2,378
Vitran, Class A *†	800,000	12,640
		175,302
Trading Companies & Distributors 1.1%
Aceto †	1,800,000	13,464
Electro Rent *†	2,000,000	29,080
Valley National Gases †	765,000	11,666
		54,210
Transportation Infrastructure 0.5%
Macquarie Infrastructure Company Trust	825,000	23,414
		23,414
Total Industrials & Business Services		1,026,845

INFORMATION TECHNOLOGY 8.8%
Communications Equipment 0.9%
Belden CDT	1,200,000	25,440
Comarco *†	616,800	4,740
IXIA *	249,650	4,853
Packeteer *	850,000	11,985
		47,018
Computers & Peripherals 0.4%
SBS Technologies *†	975,000	9,048
Synaptics *	613,200	13,098
		22,146
Electronic Equipment & Instruments 2.2%
Applied Films *	300,000	7,680
Cyberoptics *†	480,000	6,240
FLIR Systems *	900,000	26,856
GTSI *†	800,000	6,600
Landauer †	550,000	28,550
Littelfuse *	650,000	18,102
Methode Electronics	700,000	8,309
Planar Systems *	550,000	4,043
Richardson Electronics †	725,000	5,293
		111,673
Internet Software & Services 0.7%
Chordiant Software *	500,000	975
Clarus *	67,900	560
MatrixOne *	1,625,000	8,125
Websense *	500,000	24,025
		33,685
IT Services 1.0%
Keane *	1,200,000	16,440
MPS Group *	2,075,000	19,546
Startek †	875,000	14,368
		50,354
Semiconductor & Semiconductor Equipment 2.3%
Advanced Energy Industries *	450,000	3,537
Advanced Power Technology *†	960,000	6,768
ATMI *	475,000	13,780
Brooks Automation *	975,000	14,479
California Micro Devices *†	1,500,000	8,520
California Micro Devices, Warrants, 11/22/05 *‡†	37,500	50
Entegris *	750,000	7,425
Exar *	725,000	10,795
Helix Technology †	1,560,000	20,717
Intevac *	600,000	6,282
Lattice Semiconductor *	500,000	2,220
Mykrolis *	1,450,000	20,604
		115,177
Software 1.3%
Agile Software *	1,250,000	7,875
Callidus Software *	75,000	273
Catapult Communications *	540,000	9,212
Moldflow *†	555,300	7,191
NetIQ *	450,000	5,108
Progress Software *	800,000	24,120
RSA Security *	350,000	4,018
SPSS *	580,000	11,142
		68,939
Total Information Technology		448,992

MATERIALS 7.7%
Chemicals 2.2%
Airgas	310,000	7,648
American Vanguard †	1,284,000	26,849
Arch Chemicals	450,000	11,232
Hawkins Chemical	362,224	4,401
Lesco *†	550,000	6,927
MacDermid	514,900	16,044
Material Sciences *	610,000	8,882
Minerals Technologies	10,000	616
Penford †	840,000	13,440
Symyx Technologies *	481,000	13,458
		109,497
Construction Materials 0.9%
Florida Rock Industries	620,000	45,477
		45,477
Containers & Packaging 0.5%
Chesapeake Corp.	555,000	11,621
Constar International *	364,400	1,363
Myers Industries	730,000	9,125
Peak International *†	1,200,000	4,668
		26,777
Metals & Mining 2.6%
Carpenter Technology	925,000	47,915
Centerra Gold, 144A (CAD) *†	1,100,000	17,410
Cleveland-Cliffs	280,000	16,173
Gibraltar Industries	1,346,900	24,972
Meridian Gold *	640,000	11,520
Norddeutsche Affinerie (EUR)	500,000	10,567
Stillwater Mining *	408,500	3,031
Synalloy *†	250,000	2,537
		134,125
Paper & Forest Products 1.5%
Buckeye Technologies *	850,000	6,775
Deltic Timber †	675,000	25,670
Potlatch	650,000	34,014
Wausau Paper	875,000	10,483
		76,942
Total Materials		392,818

TELECOMMUNICATION SERVICES 0.4%
Diversified Telecommunication Services 0.2%
Hickory Technology	465,000	3,753
Premiere Global Services *	550,000	6,209
		9,962
Wireless Telecommunication Services 0.2%
Wireless Facilities *	1,222,500	7,738
		7,738
Total Telecommunication Services		17,700

TRUSTS & MUTUAL FUNDS 1.0%
Trusts & Mutual Funds 1.0%
Central Fund Canada, Class A	2,005,000	10,626
iShares Russell 2000 Value	630,000	40,509
Total Trusts & Mutual Funds		51,135

UTILITIES 2.8%
Electric Utilities 1.4%
Cleco	1,000,000	21,570
El Paso Electric *	1,000,000	20,450
Green Mountain Power	79,100	2,360
Otter Tail	570,000	15,578
Unisource Energy	412,000	12,669
		72,627
Gas Utilities 0.0%
Southwest Gas	104,900	2,676
		2,676
Independent Power Producers & Energy Traders 0.8%
Black Hills	1,100,000	40,535
		40,535
Multi-Utilities 0.3%
Vectren	450,000	12,929
		12,929

Water Utilities 0.3%
Southwest Water †	1,224,998	14,492
Western Water *†	664,500	3
		14,495
Total Utilities		143,262
Total Common Stocks (Cost $2,705,834)		4,644,426

PREFERRED STOCKS 0.0%
Spanish Broadcasting	2,394	2,562
Total Preferred Stocks (Cost $2,340)		2,562

CONVERTIBLE PREFERRED STOCKS 0.2%
3-D Systems *‡†	263,482	6,973
International Shipholding †	25,000	1,256
Western Water *†	2,259	1
Total Convertible Preferred Stocks (Cost $4,831)		8,230

CONVERTIBLE BONDS 1.0%
3-D Systems, 6.00%, 11/30/13 ‡†	4,600,000	10,372
Champps Entertainment, 5.50%, 12/1/07 †	4,000,000	3,785
deCode genetics, 3.50%, 4/15/11	5,000,000	4,455
EDO, 5.25%, 4/15/07	5,000,000	5,123
NPS Pharmaceuticals, 3.00%, 6/15/08	10,000,000	8,487
Richardson Electronics, 144A, 7.75%, 12/15/11 †	8,101,000	8,061
Unisource Energy, 144A, 4.50%, 3/1/35 (Tender 3/1/15) ‡	10,000,000	9,973
Total Convertible Bonds (Cost $44,154)		50,256

CORPORATE BONDS 0.2%
Alliance One International, 144A, 11.00%, 5/15/12	3,500,000	3,596
Black Hills, 6.50%, 5/15/13	7,000,000	7,468
Total Corporate Bonds (Cost $10,641)		11,064

SHORT-TERM INVESTMENTS 7.6%
Money Market Fund 7.5%
T. Rowe Price Reserve Investment Fund, 3.14% #†	381,418,728	381,419
		381,419
Promissory Note 0.0%
Western Water, 2.00%, 10/1/05 †*	331,866	0
		0
U.S. Treasury Obligations 0.1%
U.S. Treasury Bills, 2.602%, 7/7/05 ++	5,000,000	4,998
		4,998
Total Short-Term Investments (Cost $386,417)		386,417

FUTURES CONTRACTS 0.0%
Variation margin receivable (payable) on open futures contracts (2)		(178)
Total Futures Contracts		(178)

Total Investments in Securities
100.0% of Net Assets (Cost $3,154,217)		$5,102,777

(1)	Denominated in U.S. dollars unless other-
wise noted
#	Seven-day yield
*	Non-income producing
++	All or a portion of this security is pledged
to cover margin requirements on futures
contracts at June 30, 2005.
144A	Security was purchased pursuant to Rule
144A under the Securities Act of 1933 and
may be resold in transactions exempt from
registration only to qualified institutional
buyers – total value of such securities at
period-end amounts to $42,540 and repre-
sents 0.8% of net assets
ADR	American Depository Receipts
CAD	Canadian dollar
EUR	Euro
REIT	Real Estate Investment Trust

(2) Open Futures Contracts at June 30, 2005 were as follows:
($ 000s)
		Contract	Unrealized
	Expiration	Value	Gain (Loss)
Long, 310 Russell 2000 contracts,
$4,415 par of 2.602% U.S. Treasury Bills
pledged as initial margin	9/05	$99,681	$2,267
Net payments (receipts) of variation
margin to date			(2,445)
Variation margin receivable (payable)
on open futures contracts			$(178)

†Affiliated Companies
($ 000s)

The fund may invest in certain securities that are considered affiliated companies. As defined by the 1940 Act, an affiliated company is one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

	Purchase	Sales	Investment	Value
Affiliate	Cost	Cost	Income	6/30/05	12/31/04
3-D Systems	$-	$-	$-	$25,263	$21,052
3-D Systems
Cv. Pfd.	-	-	79	6,973	5,230
3-D Systems
Cv. Bond, 6.00%,
11/30/13	-	-	138	10,372	8,643
Aaron Rents
Class A	439	-	14	12,353	11,810
Aaron Rents
Class B	-	181	57	54,641	55,208
Aceto	2,757	-	172	13,464	18,564
Advanced Power
Technology	549	-	-	6,768	6,850
Alphasmart	-	6,008	-	-	2,949
American Vanguard	407	-	71	26,849	23,171
Ameron International	-	-	202	18,842	19,094
Atrion	-	-	47	12,524	7,601
Badger Meter	485	-	93	14,042	**
Bedford Property
Investors, REIT	-	-	1,020	23,020	28,410
Belden CDT	-	-	-	*	32,480
Bone Care
International	-	-	-	*	23,812
Building Material
Holding	-	-	-	*	21,059
C&D Technologies	3,977	-	22	14,704	22,152
California Micro Devices	1,469	-	-	8,520	8,863
California Micro
Devices, Warrants,
11/22/05	-	-	-	50	102
Capital Senior Living	-	-	-	11,071	8,838
Casella Waste Systems,
Class A	1,776	-	-	21,420	24,156
Centerplate, Equity
Units	1,182	-	990	17,130	16,537
Centerra Gold, 144A	-	-	-	17,410	20,183
Champps Entertainment	2,550	-	-	5,286	3,448
Champps
Entertainment, Cv.
Bond, 5.50%, 12/1/07	-	-	110	3,785	4,020
Champps
Entertainment
Warrants, 12/15/07	-	-	-	-	-
Chromcraft Revington	-	64	-	8,797	7,995
Columbia Equity Trust	9,871	-	-	9,990	-
Comarco	-	-	-	4,740	5,304
Courier	-	-	158	36,297	32,709
CSS Industries	-	-	204	31,346	29,420
Culp	-	-	-	3,168	4,882
Cutter & Buck	-	-	70	12,900	14,570
Cyberoptics	1,955	-	-	6,240	**
Deltic Timber	-	-	84	25,670	28,654
Electro Rent	-	-	-	29,080	28,460
First Republic Bank	-	-	246	43,424	43,428
Genesee & Wyoming,
Class A	6,660	-	-	37,005	**
Geophysique ADR	-	-	-	10,110	8,262
GTSI	-	-	-	6,600	8,408
Hancock Fabrics	60	-	187	10,359	16,074
Haverty Furniture	560	-	129	15,297	18,500
Helix Technology	5,602	-	231	20,717	**
IMPCO Technologies	3,622	-	-	5,772	**
Inhibitex	5,739	-	-	13,524	8,090
Inhibitex, Restricted	-	-	-	-	5,128
Inhibitex, Warrants,
11/10/09	-	-	-	-	-
Innkeepers USA, REIT	236	-	322	30,150	28,400
Insituform Technologies	345	-	-	26,049	36,272
International
Shipholding	-	-	-	12,453	12,666
International
Shipholding, Cv. Pfd.	-	-	36	1,256	1,250
JLG Industries	596	-	24	64,853	45,640
JMP Holdings, 144A	-	-	22	3,500	3,500
K-Tron	-	-	-	7,510	6,819
Landauer	-	-	468	28,550	25,135
Lesco	1,269	-	-	6,927	5,873
Lydall	-	-	-	10,990	15,122
Madden Steven	-	-	-	17,760	18,860
McGrath RentCorp	-	-	388	36,735	33,798
Moldflow	-	-	-	7,191	8,829
Monterey Pasta	-	-	-	2,605	2,822
National Health Realty,
REIT	83	-	468	13,113	14,007
Obie Media	-	50	-	-	2,438
Oil-Dri	-	-	107	8,773	8,861
Peak International	-	-	-	4,668	4,913
Penford	209	-	100	13,440	12,977
Penn Engineering &
Manufacturing	1,643	14,488	-	-	14,616
Penn Engineering &
Manufacturing, Class A	-	4,572	-	-	4,725
ProAssurance	-	-	-	64,310	60,229
Procentury	-	-	39	9,779	12,090
Quidel	592	-	-	11,396	10,414
R & B	-	-	-	12,636	11,245
Raven Industries	97	-	295	49,334	44,777
RemedyTemp
Class A	-	-	-	5,412	6,268
Repower Systems	1,277	-	-	7,952	5,891
Richardson Electronics	-	-	58	5,293	7,692
Richardson Electronics,
Cv. Bond, 7.25%,
12/15/06	-	3,743	58	-	3,563
Richardson Electronics,
Cv. Bond, 144A, 7.75%,
12/15/11	7,743	-	223	8,061	-
S & K Famous Brands	-	-	-	5,135	4,898
SBS Technologies	3,450	-	-	9,048	**
Skyline	-	-	181	20,029	20,465
Sonic Innovations	180	-	-	5,509	4,608
Southwest Water	201	-	123	14,492	16,241
SRI Surgical Express	19	-	-	2,212	2,059
Standard Commercial	-	14,988	70	-	15,568
Stanley Furniture	1,325	-	94	20,262	17,081
Startek	698	-	683	14,368	24,182
Strategic Diagnostics	60	-	-	3,498	3,500
Strategic Hotel Capital,
REIT	1,082	-	668	27,450	**
Strattec Security	70	-	-	15,075	17,258
Sun Communities, REIT	-	11,334	1,271	26,033	41,256
Synalloy	-	1,130	-	2,537	3,203
TBC Corp	-	-	-	40,695	41,700
Tetra Tech	-	-	-	*	17,577
TETRA Technologies	-	-	-	42,997	38,205
Thomas Industries	-	-	190	39,960	39,920
Transport Corp of
America	-	997	-	2,378	3,568
TransTechnology	-	-	-	3,750	3,655
Valley National Gases	227	-	-	11,666	13,478
Vitran, Class A	-	-	-	12,640	13,680
Western Water	-	-	-	3	33
Western Water
Cv. Pfd.	-	-	-	1	7
Western Water, 2.00%,
10/1/05	-	-	-	-	-
Whiting Petroleum	-	-	-	-	42,350
T. Rowe Price Reserve
Investment Fund,
3.14%	¤	¤	5,453	381,419	416,576
Totals			$15,665	$1,827,376	$1,924,876

*	The issuer was not considered an affiliated company at June 30, 2005.
**	The issuer was not considered an affiliated company at December 31, 2004.
¤	Purchase and sale information not shown for cash management funds.

‡Restricted Securities
Amounts in (000s)
The fund may invest in securities that cannot be offered for public resale without first being registered under the Securities Act of 1933 and related rules. The total restricted securities (excluding 144A issues) at period-end amounts to $30,868 and represents 0.6% of net assets.

	Acquisition	Acquisition
Description	Date	Cost
3-D Sysytem	5/8/03	$1,581
3-D Sysytem, 6.00%, 11/30/13	11/25/03	4,600
California Micro Devices, Warrants, 11/22/05	11/22/05	0
Inhibitex, Warrants, 11/10/09	11/10/04	0
JMP Holdings, 144A	8/18/04	3,500
Unisorce Energy, 144A, 4.50%, 3/1/35 (Tender 3/1/15)	2/24/05	10,107
Totals		$19,788

The fund has registration rights for certain restricted securities held as of June 30, 2005. Any costs related to such registration are borne by the issuer.

The accompanying notes are an integral part of these financial statements.

Unaudited

STATEMENT OF ASSETS AND LIABILITIES
(In thousands except shares and per share amounts)
Assets
Investments in securities, at value
Affiliated companies (cost $1,298,874)	$1,827,376
Non-affiliated companies (cost $1,855,343)	3,275,401

Total investments in securities	5,102,777
Dividends and interest receivable	5,774
Receivable for investment securities sold	6,513
Receivable for shares sold	3,515
Other assets	24

Total assets	5,118,603

Liabilities
Investment management fees payable	2,733
Payable for investment securities purchased	10,204
Payable for shares redeemed	3,268
Due to affiliates	544
Other liabilities	639

Total liabilities	17,388

NET ASSETS	$5,101,215

Net Assets Consist of:
Undistributed net investment income (loss)	$5,091
Undistributed net realized gain (loss)	120,568
Net unrealized gain (loss)	1,951,003
Paid-in-capital applicable to 142,132,592 shares of
$0.01 par value capital stock outstanding;
1,000,000,000 shares authorized	3,024,553

NET ASSETS	$5,101,215

NET ASSET VALUE PER SHARE
Investor Class
($4,453,634,133/123,998,416 shares outstanding)	$35.92

Advisor Class
($647,580,862/18,134,176 shares outstanding)	$35.71

The accompanying notes are an integral part of these financial statements.

Unaudited

STATEMENT OF OPERATIONS
($ 000s)
6 Months
Ended
6/30/05
Investment Income (Loss)
Income
Dividend	$25,121
Interest	1,441

Total income	26,562

Expenses
Investment management	16,280
Shareholder servicing
Investor Class	3,853
Advisor Class	324
Rule 12b-1 fees – Advisor Class	768
Custody and accounting	153
Prospectus and shareholder reports
Investor Class	121
Advisor Class	11
Registration	91
Proxy and annual meeting	19
Legal and audit	12
Directors	7
Miscellaneous	4

Total expenses	21,643
Expenses paid indirectly	(4)

Net expenses	21,639

Net investment income (loss)	4,923

Realized and Unrealized Gain (Loss)
Net realized gain (loss)
Affiliated securities	364
Non-affiliated securities	85,195
Futures	(2,131)
Foreign currency transactions	(2)

Net realized gain (loss)	83,426

Change in net unrealized gain (loss)
Securities	(58,501)
Futures	173
Other assets and liabilities
denominated in foreign currencies	(2)

Change in net unrealized gain (loss)	(58,330)

Net realized and unrealized gain (loss)	25,096

INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS	$30,019

The accompanying notes are an integral part of these financial statements.

Unaudited

STATEMENT OF CHANGES IN NET ASSETS
($ 000s)
	6 Months	Year
	Ended	Ended
	6/30/05	12/31/04

Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$4,923	$21,458
Net realized gain (loss)	83,426	173,987
Change in net unrealized gain (loss)	(58,330)	796,585

Increase (decrease) in net assets from operations	30,019	992,030

Distributions to shareholders
Net investment income
Investor Class	–	(19,307)
Advisor Class	–	(1,983)
Net realized gain
Investor Class	–	(130,351)
Advisor Class	–	(17,846)

Decrease in net assets from distributions	–	(169,487)

Capital share transactions *
Shares sold
Investor Class	378,137	898,285
Advisor Class	83,516	260,007
Distributions reinvested
Investor Class	–	143,525
Advisor Class	–	17,268
Shares redeemed
Investor Class	(439,715)	(575,341)
Advisor Class	(52,414)	(59,701)
Redemption fees received	185	97

Increase (decrease) in net assets from
capital share transactions	(30,291)	684,140

Net Assets
Increase (decrease) during period	(272)	1,506,683
Beginning of period	5,101,487	3,594,804

End of period	$5,101,215	$5,101,487

(Including undistributed net investment income of
$5,091 at 6/30/05 and $168 at 12/31/04)

*Share information
Shares sold
Investor Class	10,895	27,936
Advisor Class	2,421	8,100
Distributions reinvested
Investor Class	–	4,087
Advisor Class	–	494
Shares redeemed
Investor Class	(12,725)	(18,062)
Advisor Class	(1,530)	(1,856)

Increase (decrease) in shares outstanding	(939)	20,699

The accompanying notes are an integral part of these financial statements.

Unaudited

NOTES TO FINANCIAL STATEMENTS

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

T. Rowe Price Small-Cap Value Fund, Inc. (the fund) is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, open-end management investment company. The fund seeks long-term capital growth by investing primarily in small companies whose common stocks are believed to be undervalued. The fund has two classes of shares: the Small-Cap Value Fund original share class, referred to in this report as the Investor Class, offered since June 30, 1988, and Small-Cap Value Fund—Advisor Class (Advisor Class), offered since March 31, 2000. Advisor Class shares are sold only through unaffiliated brokers and other unaffiliated financial intermediaries that are compensated by the class for distribution, shareholder servicing, and/or certain administrative services under a Board-approved Rule 12b-1 plan. Each class has exclusive voting rights on matters related solely to that class, separate voting rights on matters that relate to both classes, and, in all other respects, the same rights and obligations as the other class.

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of estimates made by fund management. Fund management believes that estimates and security valuations are appropriate; however actual results may differ from those estimates, and the security valuations reflected in the financial statements may differ from the value the fund receives upon sale of the securities.

Valuation The fund values its investments and computes its net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business. Equity securities listed or regularly traded on a securities exchange or in the over-the-counter market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made, except for OTC Bulletin Board securities, which are valued at the mean of the latest bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the latest bid and asked prices for domestic securities and the last quoted sale price for international securities.

Debt securities are generally traded in the over-the-counter market. Securities with original maturities of one year or more are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service, which considers yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Securities with original maturities of less than one year are valued at amortized cost in local currency, which approximates fair value when combined with accrued interest.

Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation. Financial futures contracts are valued at closing settlement prices.

Other investments, including restricted securities, and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors.

Most foreign markets close before the close of trading on the NYSE. If the fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, which in turn will affect the fund’s share price, the fund will adjust the previous closing prices to reflect the fair value of the securities as of the close of the NYSE, as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors. A fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. In deciding whether to make fair value adjustments, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U. S. markets that represent foreign securities and baskets of foreign securities. The fund uses outside pricing services to provide it with closing market prices and information used for adjusting those prices. The fund cannot predict when and how often it will use closing prices and when it will adjust those prices to reflect fair value. As a means of evaluating its fair value process, the fund routinely compares closing market prices, the next day’s opening prices in the same markets, and adjusted prices.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Class Accounting The Advisor Class pays distribution, shareholder servicing, and/or certain administrative expenses in the form of Rule 12b-1 fees, in an amount not exceeding 0.25% of the class’s average daily net assets. Shareholder servicing, prospectus, and shareholder report expenses incurred by each class are charged directly to the class to which they relate. Expenses common to both classes, investment income, and realized and unrealized gains and losses are allocated to the classes based upon the relative daily net assets of each class.

Rebates and Credits Subject to best execution, the fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the fund in cash. Commission rebates are included in realized gain on securities in the accompanying financial statements and totaled $53,000 for the six months ended June 30, 2005. Additionally, the fund earns credits on temporarily uninvested cash balances at the custodian that reduce the fund’s custody charges. Custody expense in the accompanying financial statements is presented before reduction for credits, which are reflected as expenses paid indirectly.

Redemption Fees A 1% fee is assessed on redemptions of Investor Class and Advisor Class fund shares held less than 90 days/3 months to deter short-term trading and protect the interests of long-term shareholders. Redemption fees are withheld from proceeds that shareholders receive from the sale or exchange of fund shares. The fees are paid to the fund, and are recorded as an increase to paid-in capital. The fees may cause the redemption price per share to differ from the net asset value per share.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Investment transactions are accounted for on the trade date. Payments (“variation margin”) made or received to settle the daily fluctuations in the value of futures contracts are recorded as unrealized gains or losses until the contracts are closed. Unsettled variation margin on futures contracts is included in investments in securities, and unrealized gains and losses on futures contracts are included in the change in net unrealized gain or loss in the accompanying financial statements. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared and paid by each class on an annual basis. Capital gain distributions, if any, are declared and paid by the fund, typically on an annual basis.

NOTE 2 - INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Restricted Securities The fund may invest in securities that are subject to legal or contractual restrictions on resale. Although certain of these securities may be readily sold, for example, under Rule 144A, others may be illiquid, their sale may involve substantial delays and additional costs, and prompt sale at an acceptable price may be difficult.

Futures Contracts During the six months ended June 30, 2005, the fund was a party to futures contracts, which provide for the future sale by one party and purchase by another of a specified amount of a specific financial instrument at an agreed upon price, date, time, and place. Risks arise from possible illiquidity of the futures market and from movements in security values.

Other Purchases and sales of portfolio securities, other than short-term securities, aggregated $278,612,000 and $232,001,000, respectively, for the six months ended June 30, 2005.

NOTE 3 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Federal income tax regulations differ from generally accepted accounting principles; therefore, distributions determined in accordance with tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of June 30, 2005.

At June 30, 2005, the cost of investments for federal income tax purposes was $3,154,217,000. Net unrealized gain aggregated $1,951,003,000 at period-end, of which $2,078,273,000 related to appreciated investments and $127,270,000 related to depreciated investments.

NOTE 4 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. The investment management agreement between the fund and the manager provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.35% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.29% for assets in excess of $160 billion. Prior to May 1, 2005, the maximum group fee rate in the graduated fee schedule had been 0.295% for assets in excess of $120 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At June 30, 2005, the effective annual group fee rate was 0.31%.

The Advisor Class is also subject to a contractual expense limitation through April 30, 2006. During the limitation period, the manager is required to waive its management fee and reimburse a class for any expenses, excluding interest, taxes, brokerage commissions, and extraordinary expenses, that would otherwise cause the class’s ratio of total expenses to average net assets (expense ratio) to exceed its expense limitation. The class is required to repay the manager for expenses previously reimbursed and management fees waived to the extent the class’s net assets have grown or expenses have declined sufficiently to allow repayment without causing the class’s expense ratio to exceed its expense limitation. However, no repayment will be made more than three years after the date of any reimbursement or waiver or later than April 30, 2008. Pursuant to this agreement, at June 30, 2005, there were no amounts subject to repayment. For the six months ended June 30, 2005, Advisor Class operated below its expense limitation.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates computes the daily share prices and maintains the financial records of the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the Investor Class. For the six months ended June 30, 2005, expenses incurred pursuant to these service agreements were $47,000 for Price Associates, $762,000 for T. Rowe Price Services, Inc., and $2,135,000 for T. Rowe Price Retirement Plan Services, Inc. The total amount payable at period end pursuant to these service agreements is reflected as due to affiliates in the accompanying financial statements.

The fund may invest in the T. Rowe Price Reserve Investment Fund and the T. Rowe Price Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by Price Associates and affiliates of the fund. The Reserve Funds are offered as cash management options to mutual funds, trusts, and other accounts managed by Price Associates and/or its affiliates, and are not available for direct purchase by members of the public. The Reserve Funds pay no investment management fees.

As of June 30, 2005, T. Rowe Price Group, Inc. and/or its wholly owned subsidiaries owned 126,857 shares of the Investor Class, aggregating less than 1% of the fund’s net assets.

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s Web site, www.sec.gov. The description of our proxy voting policies and procedures is also available on our Web site, www.troweprice.com. To access it, click on the words “Company Info” at the top of our homepage for individual investors. Then, in the window that appears, click on the “Proxy Voting Policy” navigation button in the top left corner.

Each fund’s most recent annual proxy voting record is available on our Web site and through the SEC’s Web site. To access it through our Web site, follow the directions above, then click on the words “Proxy Voting Record” at the bottom of the Proxy Voting Policy page.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s Web site (www.sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT

On March 2, 2005, the fund’s Board of Directors unanimously approved the investment advisory contract (“Contract”) between the fund and its investment manager, T. Rowe Price Associates, Inc. (“Manager”). The Board considered a variety of factors in connection with its review of the Contract, also taking into account information provided by the Manager during the course of the year, as discussed below:

Services Provided by the Manager
The Board considered the nature, quality, and extent of the services provided to the fund by the Manager. These services included, but were not limited to, management of the fund’s portfolio and a variety of activities related to portfolio management. The Board also reviewed the background and experience of the Manager’s senior management team and investment personnel involved in the management of the fund. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Manager.

Investment Performance of the Fund
The Board reviewed the fund’s average annual total return over the 1-, 3-, 5-, and 10-year periods as well as the fund’s year-by-year returns and compared these returns to previously agreed upon comparable performance measures and market data, including those supplied by Lipper and Morningstar, which are independent providers of mutual fund data. On the basis of this evaluation and the Board’s ongoing review of investment results, the Board concluded that the fund’s performance was satisfactory.

Costs, Benefits, Profits, and Economies of Scale
The Board reviewed detailed information regarding the revenues received by the Manager under the Contract and other benefits that the Manager (and its affiliates) may have realized from its relationship with the fund, including research received under “soft dollar” agreements. The Board also received information on the estimated costs incurred and profits realized by the Manager and its affiliates from advising T. Rowe Price mutual funds, as well as estimates of the gross profits realized from managing the fund in particular. The Board concluded that the Manager’s profits were reasonable in light of the services provided to the fund. The Board also considered whether the fund or other funds benefit under the fee levels set forth in the Contract from any economies of scale realized by the Manager. Under the Contract, the fund pays a fee to the Manager composed of two components—a group fee rate based on the aggregate assets of certain T. Rowe Price mutual funds (including the fund) that declines at certain asset levels and an individual fund fee rate that is assessed on the assets of the fund. The Board concluded that an additional breakpoint should be added to the group fee component of the fees paid by the fund under the Contract at a level of $160 billion. The Board further concluded that, with this change, the advisory fee structure for the fund continued to provide for a reasonable sharing of benefits from any economies of scale with the fund’s investors.

Fees
The Board reviewed the fund’s management fee rate, operating expenses, and total expense ratio (for the Investor Class and the Advisor Class) and compared them to fees and expenses of other comparable funds based on information and data supplied by Lipper. The information provided to the Board indicated that the fund’s management fee rate and expense ratio (for both classes) were generally below the median for comparable funds. The Board also reviewed the fee schedules for comparable privately managed accounts of the Manager and its affiliates. Management informed the Board that the Manager’s responsibilities for privately managed accounts are more limited than its responsibilities for the fund and other T. Rowe Price mutual funds that it or its affiliates advise. On the basis of the information provided, the Board concluded that the fees paid by the fund under the Contract were reasonable.

Approval of the Contract
As noted, the Board approved the continuation of the Contract as amended to add an additional breakpoint to the group fee rate. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund to approve the continuation of the Contract, including the fees to be charged for services thereunder.

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Small-Cap Value Fund, Inc.

By	/s/ James S. Riepe
James S. Riepe
Principal Executive Officer

Date	August 18, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ James S. Riepe
James S. Riepe
Principal Executive Officer

Date	August 18, 2005

By	/s/ Joseph A. Carrier
Joseph A. Carrier
Principal Financial Officer

Date	August 18, 2005